SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 17, 2021, Walgreen Co. (“Walgreens”), a subsidiary of Walgreens Boots Alliance Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement” and, the transactions contemplated thereby, the “Transaction”), by and among Walgreens, certain equityholders of Shields Health Solutions Parent, LLC (“Shields”), certain stockholders of WCAS Shields Holdings, Inc. (“WCAS”), Shields, WCAS and WCAS XIII Associates, LLC, solely in its capacity as Sellers’ Representative thereunder.

Pursuant to the terms and subject to the conditions set forth in the Securities Purchase Agreement, Walgreens will increase its ownership of the outstanding equity interests of Shields, from approximately 23% to up to approximately 71%, for a purchase price of up to approximately $970 million, subject to certain purchase price adjustments and depending on the number of certain existing equityholders of Shields that elect to exercise “tag-along” rights in accordance with the Existing LLCA (as defined below) and therefore sell certain of the equity interests to Walgreens.

The consummation of the Transaction is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Securities Purchase Agreement also contains customary representations, warranties and covenants.

The Company expects to fund the cash purchase price through a combination of cash on hand and available credit facilities. The Company will consolidate Shields for purposes of its consolidated financial statements following the consummation of the Transaction.

The foregoing description of the Securities Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The representations, warranties and covenants in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement for the purpose of allocating contractual risk between those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of Walgreens, Shields, WCAS or any of their respective subsidiaries or affiliates, including the Company.

Second A&R Limited Liability Company Agreement

In connection with the closing of the Transaction, the Company and its equityholders will amend and restate in its entirety (such amendment and restatement, the “Second A&R LLCA”) the existing Amended and Restated Limited Liability Company Agreement of Shields, dated August 19, 2019 (the “Existing LLCA”). The Second A&R LLCA, among other things, contains certain put and call rights that may be exercised following the consummation of the Transaction pursuant to which Walgreens would acquire up to the remaining approximately 29% of the outstanding equity interests of Shields for a purchase price calculated based on specified multiples of Shields’ annualized prior quarter’s Management Adjusted EBITDA (as defined in the Second A&R LLCA), subject to certain purchase price adjustments. The Company currently expects such purchase price to be between approximately $1 billion and $1.25 billion.

The foregoing description of the Second A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Second A&R LLCA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 21, 2021, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the Transaction.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

2.1	Securities Purchase Agreement, by and among Walgreen Co., the several equityholders of Shields Health Solutions Parent, LLC listed on Schedules A and B thereto, the stockholders of WCAS Shields Holdings, Inc. listed on Schedule C thereto, Shields Health Solutions Parent, LLC, WCAS Shields Holdings, Inc. and WCAS XIII Associates, LLC, solely in its capacity as Sellers’ Representative thereunder*

10.1	Form of Second Amended and Restated Limited Liability Company Agreement of Shields Health Solutions Parent, LLC*

99.1	Press Release issued by Walgreens Boots Alliance, Inc. on September 21, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and Walgreens Boots Alliance, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical including, without limitation, those regarding the closing and anticipated effects of the Transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “pilot,” “project,” “intend,” “plan,” “goal,” “target,” “aim,” “continue,” “ “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and in other documents that we file or furnish with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: September 21, 2021	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary